                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 26, 2007

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and
Servicing  Agreement,  dated as of April 1, 2007, providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 2007-HSA2)

                        Home Equity Loan 2007-HSA2 Trust
           (EXACT NAME OF ISSUING ENTITY AS SPECIFIED IN ITS CHARTER)

                Residential Funding Mortgage Securities II, Inc.
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        Residential Funding Company, LLC
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                Residential Funding Mortgage Securities II, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                 333-140605-01               41-1808858
 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On April 27, 2007,  the Home Equity Loan Trust  2007-HSA2  (the "Trust")
expects to issue Home Equity Loan Pass-Through  Certificates,  Series 2007-HSA2,
including the following publicly-offered class: Class A (the "Certificates").

        Copies of the  opinions  of  Orrick,  Herrington  &  Sutcliffe  LLP with respect to  legality of the  Certificates  and with  respect to certain  federal income tax  matters,  together  with  related  consents of Orrick,  Herrington &
Sutcliffe LLP to the  incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number

5.1     Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1     Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1    Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2    Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                   SIGNATURES

               Pursuant to the  requirements  of the Securities  Exchange Act of
1934,  the  registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  By:  /s/ Jeffrey Blaschko
                                       Name:   Jeffrey Blaschko
                                       Title:  Vice President

Dated:  April 26, 2007

EXHIBIT 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

EXHIBIT 23.1

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 5.1).

EXHIBIT 23.2

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 8.1).